UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2011

SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact Name of Registrant As Specified in Its Charter)

Nevada	000-54529	45-3849662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 University Ridge, Suite D, Greenville, South Carolina 29601
(Address of Principal Executive Offices) (Zip Code)

(864) 751-4880
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANANTORY NOTE

Scio Diamond Technology Corporation (the “Company”) is filing this Amendment to amend the following reports: (1) the Current Report on Form 8-K originally filed with the Securities and Exchange Commission (“SEC”) on August 18, 2011 (the “Original Report”); (2) the Amendment to Current Report on Form 8-K/A  filed with the SEC on August 19, 2011 (the “Amended Report”); and (3) the Current Report on Form 8-K filed with the SEC on September 2, 2011 (the “September Report”).

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Item 5.06  Change in Shell Company Status.

       On August 18, 2011, the Company filed a Form 8-K which stated that, as a result of the Scio Asset Purchase Agreement pursuant to which the Company purchased the name “Scio Diamond Technology Corporation” and acquired other rights from Private Scio on August 5, 2011, the Company concluded that it was no longer a shell corporation as that term is defined in Rule 405 of the Securities Act of 1933 and Rule 12b-2 of the Securities Exchange Act of 1934.  The Company filed a Form 8-K/A on August 19, 2011 to update information provided in on our Form 8-K dated August 18, 2011, adding the footnote to the pro-forma.  However, the Company has since determined that the August 5, 2011 transaction did not result in the Company ceasing to be a shell corporation as such term is defined under the applicable statutes and rules.

On August 31, 2011, the Company completed the ADI Asset Purchase, pursuant to which it acquired diamond growing machines and intellectual property related thereto from ADI, in exchange for an aggregate of $2,000,000 in a combination of cash and a promissory note to ADI with a September 1, 2012 maturity date, plus the ADI Shareholder Purchase Rights.   Management has determined that, as a result of the ADI Asset Purchase, the Company was no longer a shell corporation as that term is defined under the applicable statutes and rules as of August 31, 2011.  Disclosures required by Item 5.06 of Form 8-K as a result of the Company's August 31, 211 change in shell company status were previously reported in the 8-K filings on August 18 and 19, 2011, referenced above, which disclosures have been supplemented and superseded by disclosures contained in subsequent SEC filings by the Company, most recently and comprehensively by the Annual Report on Form 10-K filed by the Company for the Company's fiscal year ended March 31, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION

By:           /s/ Charles G. Nichols
Name:           Charles G. Nichols
Title:             Chief Financial Officer

Dated: August 16, 2012

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